UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 8, 2024

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 2.02 Results of Operations and Financial Condition

On August 9, 2024, Proficient Auto Logistics, Inc. (the “Company”) issued a press release regarding the financial results for the Company, Proficient Auto Transport, Inc. and the Company’s five founding companies on a combined basis for the quarter ended June 30, 2024 and certain other information, including an agreement to acquire Auto Transport Group, LC (“ATG”). The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

The Company has scheduled a conference call for 9:00 am Eastern time on August 9, 2024 to discuss its operations and financial results. The Company invites investors to join the investor conference call by registering through this link: https://register.vevent.com/register/BI90b130544470456896539b6157a2a187. Once registered, investors will receive a dial-in and a unique pin to join the conference. Investors may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/x87snrdh.

The information in this Item 2.02 and the attached exhibit are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the acquisition of ATG (the “Transaction”) discussed in Item 7.01 below, the Company agreed to issue approximately 1.02 million unregistered shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), approximately 100,000 of which are subject to a holdback.

The Common Stock consideration will be subject to a lock-up agreement for a twelve-month period post-closing, with one half of the total shares of Common Stock issued to the sellers vesting after nine-months and the second half of the shares of Common Stock vesting after twelve months. In connection with the closing, the sellers are expected to enter into a registration rights agreement with respect to their Common Stock consideration providing for customary demand, piggy-back and resale registration rights.

None of the shares of Common Stock to be issued in connection with the Transaction, other than shares issued pursuant to restricted stock unit awards, will be registered under the Securities Act at the time of sale in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Recipients of unregistered shares of Common Stock in connection with the Transaction will have customary registration rights with respect to such shares of Common Stock pursuant to the terms and conditions of the registration rights agreement.

Item 7.01 Regulation FD Disclosure

On August 8, 2024, PAL Stock Acquiror, Inc. and PAL Merger Sub, LLC, subsidiaries of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Auto Transport Group, LC, (“ATG”), each Seller identified therein and Chris Baldwin, solely in his capacity as the representative of the Sellers, pursuant to which the Company will acquire ATG, which provides vehicle transportation and shipping services in the Mountain Western region utilizing a fleet of 76 tractors and 76 trailers.

The aggregate consideration for the Transaction was not disclosed.

Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions and is expected to occur on August 15, 2024. The Merger Agreement may be terminated by the Buyer or the Sellers if the Closing does not occur before August 31, 2024.

The Merger Agreement contains customary representations, warranties, covenants, and post-closing indemnification obligations of the parties thereto. The Sellers have agreed to certain customary non-competition and non-solicitation covenants for a period of five years following the Closing.

The information in this Item 7.01 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated August 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates. Forward-looking statements contained herein concerning, among other things, the ultimate outcome and benefits of the Transaction and the anticipated closing date of the Transaction, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the Transaction; the risk that a condition to closing of the Transaction may not be satisfied and the Transaction may not close; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the impact of changes in the economic environment and the Company’s successful integration of the target business.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the Securities and Exchange Commission, including those in the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-1 (333-278629) (the “Registration Statement”), and elsewhere in the Registration Statement, and any updates thereto in the Company’s Quarterly Report on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2024.

Proficient Auto Logistics, Inc.

By	/s/ Brad Wright
Brad Wright
Chief Financial Officer and Secretary